                                CODE OF ETHICS

                                    GMO TRUST

                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

                               GMO AUSTRALIA LTD.

                                GMO AUSTRALIA LLC

                                GMO WOOLLEY LTD.

                             RENEWABLE RESOURCES LLC

                               Dated March 1, 2002

I. INTRODUCTION

         A. Fiduciary  Duty.  This Code of Ethics is based on the principle that trustees,  officers,  employees,  and  certain  other  related  persons  of  the above-listed  mutual funds and fund managers have a fiduciary  duty to place the interests of the Funds and Accounts  ahead of their own. The Code applies to all

Access  Persons1  and focuses  principally  on  pre-clearance  and  reporting of personal  transactions  in  securities.  Access  Persons must avoid  activities,

interests and  relationships  that might interfere with making  decisions in the best interests of any of the GMO Funds and Accounts.

         As fiduciaries, Access Persons must at all times:

                  1. Place the  interests of the GMO Funds and  Accounts  first.

         Access  Persons  must  scrupulously  avoid  serving  their own personal interests  ahead of the  interests of the GMO Funds and Accounts in any decision relating to their personal  investments.  An Access Person may not induce or cause a Fund to take action,  or not to take action,  for personal benefit,  rather than for the benefit of the Fund. Nor may any

         Access Persons otherwise  exploit the client  relationship for personal gain.

                  2. Conduct all  personal  Securities  Transactions  consistent

         with  this  Code  including  both  the   pre-clearance   and  reporting

         requirements.  Doubtful  situations  should be resolved in favor of the

         GMO Funds and Accounts. Technical compliance with the Code's procedures will not automatically  insulate from scrutiny any trades that indicate an abuse of fiduciary duties.

                  3. Avoid taking  inappropriate  advantage of their  positions.

         Access Persons must not only seek to achieve technical  compliance with the Code but should  strive to abide by its  spirit and the  principles articulated herein.

         B.       Appendices  to the Code.  The  appendices  to this Code are attached to and are a part of the Code.  The  appendices include the following:

                  1.   Definitions (capitalized terms in the Code are defined

        in Appendix 1),

                  2.   Master Personal Trading Policies and Procedures and the

 appendices thereto (Appendix 2),

                  3.        Quick Reference Guide to Pre-Clearance and Quarterly

Reporting (Appendix A to Appendix 2),

                  4.       Quarterly Transaction Report (Appendix B to

Appendix 2),

                  5.       Contact Persons including the Compliance Officer

and the Conflicts of Interest Committee,  if different than   as initially

designated herein (Appendix C to Appendix 2),

                  6.       Personal Trading Relationship and Holdings

 Disclosure Form (Appendix D to Appendix 2),

                  7.       Trade Authorization Request for Access Persons

(Appendix E to Appendix 2),

                  8.       Acknowledgment of Receipt of Code of Ethics

(Appendix F to Appendix 2),

                  9.       Annual Certification of Compliance With The Code

of Ethics (Appendix G to Appendix 2), and

                  10.      Form Letter to Broker, Dealer or Bank (Appendix H

to Appendix 2).

II. PERSONAL SECURITIES TRANSACTIONS

         A.       Pre-Clearance Requirements for Access Persons.

                   ---------------------------------------------

1.                    General Requirement. All Securities Transactions by Access

                      Persons (other than any trustee of GMO Trust who is not an

                      "interested  person" (as defined in the Investment Company

                      Act of 1940 ("1940  Act")) of a GMO Fund) of the types set forth in Section 2 of the  Procedures  are  subject to the pre-clearance  procedures  set  forth in  Section 6 of the

                      Procedures.

2.                    General  Policy.  In  general,  requests  to buy or sell a security  will be denied if the Security (a) was purchased or sold  within 3  calendar  days prior to the date of the request or (b) is being  considered  for  purchase or sale within 15 days  after the date of the  request by any Fund or  Account.  Requests  to sell a  Security  short will be denied for the same  reasons  and also if the  security is owned by any GMO Active Portfolio.

3.                    Procedures.  The  procedures  for  requesting

                       pre-clearance  of a Securities  Transaction  are set

                      forth in  Section 6 of the Procedures and in Appendix A

                      thereto.  The Compliance  Officer (or a designee) will

                      keep appropriate  records of all pre-clearance requests.

4.                    No Explanation  Required for Refusals.  In some

                      cases, the Compliance  Officer (or a designee) may refuse

                      to authorize a  Securities  Transaction  for a reason

                      that is  confidential.  The  Compliance  Officer is not

                      required to give an explanation for refusing to authorize

                      any Securities Transaction.

         B.       Prohibited Transactions.

                  1.       Prohibited  Securities  Transactions.  The following

                  Securities  Transactions are prohibited and will not be

                  authorized,  except to the extent  designated  below.  These prohibitions  shall not apply to any trustee of GMO Trust who is  not an "interested person" (as defined in the 1940 Act)

                  of a GMO Fund.

                           a.  Initial   Public   Offerings.   Any  purchase  of

                  Securities  in an  initial  public  offering  other than a new offering of a registered  open-end  investment  company or any initial  offering that an Access Person can demonstrate in the pre-clearance  process  is  available  and  accessible  to the general investing public through on-line or other means.

                           b.       Private  Placements.  Any purchase of

                  Securities in an offering exempt from registration  under the

                  Securities  Act of 1933,  as amended,  is  generally

                  prohibited  but may be reviewed  by the  Conflicts  of

                  Interest Committee upon request.

                            c.       Options on  Securities.  Options on any

                  securities  owned by an active trading area of the firm or an area in which an employee directly works.

                           d. Securities  Purchased or Sold or Being  Considered

                  for Purchase or Sale. Any Security  purchased or sold or being considered  for purchase or sale by a Fund or an Account.  For this purpose,  a security is being  considered for purchase or sale when a  recommendation  to purchase or sell the  Security has been  communicated  or, with respect to the person  making the  recommendation,  when  such  person  seriously  considers making the recommendation.

                           e. Short-Term Profiting.  Profiting from the purchase

                  or  sale  of the  same  or  equivalent  Securities  within  60 calendar  days is  prohibited.  If a  position  is sold  for a profit within 60 days,  any such profit will be required to be disgorged to a charity  approved by the  Conflicts of Interest

                  Committee.  The following securities (as defined on pages 5-6)

                  are not subject to this prohibition:

o        Mutual Funds;

         -------------

o        U.S. Government Securities;

         --------------------------

o        Money Market Instruments;

         ------------------------

o        Currencies and Forward Contracts thereon;

         ----------------------------------------

o        Commodities and options and futures on Commodities;

         ---------------------------------------------------

o        Securities acquired through the exercise of Rights Offerings;

         -------------------------------------------------------------

o        Municipal Bonds;

         ---------------

o        NASDAQ 100 Index Shares (QQQ); and

         -----------------------------

o        S&P Depository Receipts (SPY);

         -----------------------------

                           f.  Short  Selling  of   Securities.   Short  selling

                  securities  that  are  held in  Active  Portfolios  (including

                   International  Active,  Domestic Active,  Emerging Markets and

                  Global  Equities).  Access  Persons also are  prohibited  from short selling  Securities held in an account within his or her own  area,  even if  quantitatively  managed.  The  Compliance

                  Department will determine  whether an Active Portfolio holds a

                  Security and whether a Security is held by an Access  Person's

                  "area."

                   2.       Improper Securities  Transactions.  The following

                 Securities Transactions may violate the federal securities

                           ---------------------------------

                 laws or other legal or  regulatory  provisions  or are

                 otherwise  deemed to be improper  and are  prohibited  and will not be authorized under any circumstances:

                           a.       Inside  Information.  Any  transaction  in

                   a Security  while in  possession  of material  nonpublic

                  information regarding the Security or the issuer of the

                  Security;

                           b.       Market Manipulation.  Transactions intended

                    to raise, lower, or maintain the price of any Security

                   or to create a false appearance of active trading;

                           c.       Others.  Any other  transactions  deemed by

                   the  Compliance  Officer (or a  designee)  to involve a

                   conflict of interest, possible diversions of corporate

                   opportunities, or an appearance of impropriety.

C.       Exemptions.

         -----------

                  1.   The   following   Securities   Transactions   and   other

         transactions   are  exempt  (as   indicated   below)  from  either  the

         pre-clearance  requirements set forth in Section II.A. or the reporting requirements  set forth in Section II.D, or both.  Note that de minimus purchases  and sales of large  market cap stocks (see (i)  below),  are exempt  from  pre-clearance,  but are subject to  quarterly  reporting.

         (Also, see Appendix 2.):

                            a.       Securities Transactions Exempt from Both

        Pre-clearance and Reporting.

o        Mutual Funds.  Securities  issued by any registered  open-end investment  companies  (including,  but not limited to, the GMO

         Funds).

o         U.S. Government Securities.  Securities issued by the Government of the United States;

o        Money Market Instruments.  Money market instruments or their equivalents,  including bankers'  acceptances,  bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements;

o        Currencies and Forward Contracts Thereon.  Currencies of foreign governments and forward contracts thereon;

         ----------------------------------------

o        Certain  Corporate  Actions.  Any  acquisition of

         Securities  through  stock  dividends,   dividend

         reinvestments,   stock   splits,   reverse  stock

         splits,  mergers,  consolidations,  spin-offs, or

         other  similar   corporate   reorganizations   or

         distributions generally applicable to all holders

         of the same class of Securities and

o        Rights. Any acquisition of Securities through the

         exercise  of  rights  issued  by an issuer to all

         holders  of a  class  of its  Securities,  to the

         extent the rights were acquired in the issue.

b.       Securities Transactions Exempt from Pre-clearance but Subject to

         Reporting Requirements.

o                              Discretionary Accounts.  Transactions through any

                               discretionary   accounts   (i)  that   have  been

                               approved by the Compliance  Department in advance

                               and (ii) for which the Access Person has arranged

                               for quarterly  certification from the third party

                               manager  stating  that  the  individual   (Access

                                Person  or  Immediate   Family  Member)  has  not

                               influenced the discretionary  manager's decisions

                               during the period in question;

o                              De  Minimus  Purchases  and  Sales of  Large  Cap

                               Stocks.  Purchases  or sales of less than $25,000

                               of  common   stock  of   issuers   whose   market

                               capitalization is greater than $5 billion,  which

                               may  be  utilized  once  per  security  during  a

                               pre-clearance period;

o        Municipal  Bonds.  Personal  investment in municipal bonds is exempt from  pre-clearance  requirements as set forth in Section II.A.  but subject to quarterly  transaction  reporting and annual  holdings  disclosure as set forth in  Section II.D;

o                              NASDAQ   100   Index   Shares   (QQQ).   Personal

                                investment   in  NASDAQ  100  Index  shares  (QQQ

                               shares) is exempt from pre-clearance requirements

                               as set forth in  Section  II.A.,  but  subject to

                                quarterly   transaction   reporting   and  annual

                               holdings disclosure as set forth in Section II.D;

o                              S&P   Depository    Receipts   (SPY).    Personal

                               investment   in  units  of   Standard   &  Poor's

                               Depository  Receipts  "spiders"  is  exempt  from

                               pre-clearance   requirements   as  set  forth  in

                               Section   II.A.,   but   subject   to   quarterly

                               transaction   reporting   and   annual   holdings

                               disclosure as set forth in Section II.D;

o                              Miscellaneous.  Any transaction in the following:

                               (1)  limited   partnerships   and  other   pooled

                               vehicles  sponsored by a GMO Entity, (2) open-end

                               investment  vehicles  not  market  traded and (3)

                                other  Securities  as may  from  time  to time be

                               designated   in  writing  by  the   Conflicts  of

                               Interest Committee on the ground that the risk of

                                abuse is minimal or non-existent; and

o                              Donation of Securities  to a Charity.  A donation

                               of   securities  to  a  charity  is  exempt  from

                               pre-clearance   requirements   as  set  forth  in

                               Section   II.A.,   but   subject   to   quarterly

                               transaction   reporting   and   annual   holdings

                               disclosure as set forth in Section II.D

                  2.       Application to Commodities, Futures and Options.

                           -----------------------------------------------

                           a. The  purchase or sale of  commodities,  futures on

                   commodities  and  related  options,   futures  on  currencies,

                  non-exchange-traded     options     on     currencies,     and

                  non-exchange-traded   options  on  currency  futures  are  not

                  subject to the pre-clearance requirements set forth in Section

                  II.A. or the reporting requirements set forth in Section II.D.

                           b. The purchase and sale of  exchange-traded  options

                  on currencies,  exchange-traded  options on currency  futures;

                  and the purchase of futures on securities comprising part of a broad-based,  publicly traded market based index of stocks and

                  related   options  are  not   subject  to  the   pre-clearance

                  requirements  set forth in Section  II.A.,  but are subject to the reporting requirements set forth in Section II.D.

                           c.       Purchasing Options:

                 o  If  the  purchase  or  sale  of  the   underlying

                   security  is  subject  to  pre-clearance   and/or

                   reporting, the same applies to the purchase of an

                   option on such  security  (i.e.  options  on U.S.

                   Government   securities   would  be  exempt  from

                   pre-clearance and reporting).

                o The  exercise of a purchased  option must also be pre-cleared and  reported, unless the option is expiring.

                o Any offsetting  transaction or transaction in the underlying security must be separately pre-cleared and reported.

                           d.       Writing Options:

               o If  the  purchase  or  sale  of  the   underlying

                security  is  subject  to  pre-clearance   and/or

                reporting,  the same  applies to the  practice of

                writing of an option on such security.

               o The exercise of a written  option (by the other party) need not be pre-cleared or reported.

               o Any offsetting  transaction or transaction in the underlying security must be separately pre-cleared and reported.

                            e.       The following transactions with respect to

                options implicate the Short- Term Profiting provision set forth in Section II. B. e.:

                           Purchasing a Call

                o Closing out the call position (exercising your rights under the option) within 60 days from the date the option was

                 purchased.

                o Selling the  underlying  security  within 60 days from the date the option was purchased.

                o Selling a put on the underlying security within 60 days from the date the option was purchased.3

                o Writing a call on the underlying security within 60 days from the date the option was purchased.3

                           Purchasing a Put

                o  Closing out the put position (exercising your rights under the option) within 60 days from the date the option was

                purchased.

                o Buying  the  underlying  security  within 60 days from the date the option was purchased.

                o Selling a call on the underlying security within 60 days from the date the option was purchased.3

                o Writing a put on the underlying security within 60 days from the date the option was purchased.3

                           Writing a Call

                o Purchasing a call on the underlying security within 60 days from the date the option was sold.3

                o Buying  the  underlying  security  within 60 days from the date the option was sold.

                o Selling a put on the underlying security with 60 days from the date the option was sold.3

                           Writing a Put

                o  Purchasing a put on the underlying security within 60 days from the date the option was sold.3

                o Selling the  underlying  security  within 60 days from the date the option was sold.

                o Selling a call on the underlying security with 60 days from the date the option was sold.3

         D.       Reporting Requirements

                   1.  Initial and Annual  Disclosure  of Personal  Holdings.  No

         later than 10 days after  initial  designation  as an Access Person and thereafter on an annual basis (and based on information current as of a date not more than 30 days before the report is submitted), each Access

         Person must report to the Compliance  Department all of the information set forth in Section 1 of the Procedures.

                  2. Quarterly Reporting  Requirements.  Each Access Person must file a  quarterly  report  with the  Compliance  Department  within  10

         calendar   days  of   quarter-end   with  respect  to  all   Securities

         Transactions  of the  types  listed  in  Section  2 of  the  Procedures occurring  during that past quarter.  The  procedures to be followed in making quarterly reports are set forth in Section 7 of the Procedures.

                3. Brokerage  Statements.  Each Access  Person must  disclose to the  Compliance  Department  all of his or her brokerage  accounts and  relationships  and must  require  such  brokers to forward to the

         Compliance  Department  copies of confirmations of account transactions.

                 4. Exemption for Certain Trustees.  The reporting  requirements in the three preceding paragraphs shall not apply to any

         trustee of GMO Trust who is not an "interested person" (as defined in the 1940 Act) of a GMO Fund.

                   5. Review of Reports.  The Compliance Officer shall review and maintain each Access Person's  reports filed pursuant to Sections 2.D.1 and .2 of this Code and brokerage  statements filed pursuant to Section

         2.D.3 of this Code.

                  6. Availability of Reports.  All information supplied pursuant to this Code will generally be maintained in a secure and  confidential manner, but may be made available (without notice to Access Person) for inspection to the directors, trustees or equivalent persons of each GMO

         Entity  employing the Access Person,  the Board of Trustees of each GMO

         Fund, the Conflicts of Interest Committee,  the Compliance  Department,

         the Compliance  Officer,  the Access  Person's  department  manager (or designee),  any party to which any  investigation is referred by any of the  foregoing,  the SEC,  any  state  securities  commission,  and any attorney or agent of the foregoing or of the GMO Funds.

                              III. FIDUCIARY DUTIES

         A.       Confidentiality.  Access Persons are prohibited  from

        revealing  information  relating to the investment  intentions,

        activities or portfolios of the Funds and Accounts, except to persons whose responsibilities require knowledge of such information.

         B.       Gifts.  The following provisions on gifts apply to all Access

         Persons.

          1. Accepting Gifts. On occasion,  because of their affiliation with the Funds or  Accounts,  Access  Persons  may be  offered,  or may receive without notice, gifts from clients,  brokers, vendors, or other persons not affiliated with any GMO Entity. Acceptance of extraordinary or  extravagant  gifts  is not  permissible.  Any  such  gifts  must be declined or returned in order to protect the  reputation  and integrity of the GMO Funds and the GMO Entities.  Gifts of a nominal value (i.e.,

         gifts  whose  reasonable  value  is no  more  than  $100 a  year),  and customary business meals,  entertainment  (e.g.,  sporting events), and promotional items (e.g., pens, mugs, T-shirts) may be accepted.

                  If an Access Person receives any gift that might be prohibited

         under  this  Code,   the  Access  Person  must  inform  the  Compliance

         Department.

                  2.       Solicitation of Gifts.  Access Persons may not

        solicit gifts or gratuities.

         C. Service as a Director.  Pursuant to the  provisions of Section 2.D.1 of this  Code,  Access  Persons  must  report any  service  as a director  of a publicly-held  company (other than the GMO Entities,

         their affiliates,  and the Funds).  The  Compliance   Department shall

         review  at  the  outset  and  from time-to-time the  appropriateness of such service in light of the objectives of this Code.  The

         Compliance  Department may in certain cases  determine that such service is inconsistent with these objectives; and it may in others require that the  affected  Access  Person be  isolated,  through a

         "Chinese  Wall" or other procedures,  from those  making  investment decisions  related to the issuer on whose board the person sits.

                     IV. COMPLIANCE WITH THIS CODE OF ETHICS

         A.       Conflicts of Interest Committee

                  1.  Membership,  Voting and Quorum.  The Conflicts of Interest

         Committee shall initially  consist of Scott Eston,  Forrest Berkley and

         Bill Royer. The Conflicts of Interest  Committee shall vote by majority vote with two members serving as a quorum. Vacancies may be filled and,

         in  the  case  of  extended  absences  or  periods  of  unavailability,

         alternates may be selected, by a majority vote of the remaining members of the Committee.

                  2.  Investigating  Violations  of  the  Code.  The  Compliance

         Department is responsible for investigating any suspected  violation of the Code and shall  report  the  results of each  investigation  to the

         Conflicts of Interest Committee. The Conflicts of Interest Committee is

         responsible  for  reviewing  the  results of any  investigation  of any reported or suspected  violation of the Code. Any violation of the Code will be  reported  to the Boards of  Trustees  of the GMO Funds no less frequently than each quarterly meeting.

                  3.       Annual Reports.  The Conflicts of Interest

         Committee will review the Code at least once a year, in light of legal and business  developments  and experience in  implementing the Code, and will provide a written report to the Board of

         Trustees of each GMO Fund:

                           a.       Summarizing  existing  procedures

                   concerning  personal investing and any changes in the

                   procedures  made during the past year;

                           b. Identifying  material issues under this Code since

                  the last  report to the Board of  Trustees  of the GMO  Funds,

                  including,  but not limited to, any material violations of the

                  Code or sanctions  imposed in response to material  violations or pattern of non-material violation or sanctions;

                            c.       Identifying any recommended changes in

                  existing  restrictions or procedures based on its experience under the Code, evolving industry practices, or developments in applicable laws or regulations; and

                           d.  Certifying  to the Boards of  Trustees of the GMO

                  Funds that the applicable GMO Entities have adopted procedures reasonably  necessary to prevent Access Persons from violating the Code.

4.                Review of Denied  Trades.  The process and standards for

                 Conflicts of Interest  Committee  review of denied trades is set forth in Section 3 of the Procedures and Appendix A

                  thereto.

         B.       Remedies

                  1.   Sanctions.   If  the  Conflicts  of  Interest   Committee

         determines that an Access Person has committed a violation of the Code,

         the Conflicts of Interest Committee may impose sanctions and take other actions  as it deems  appropriate,  including  a letter of  caution  or

         warning,   suspension  of  personal   trading  rights,   suspension  of

         employment (with or without compensation),  fine, civil referral to the

         SEC,  criminal  referral,  and  termination  of the  employment  of the violator  for cause.  The  Conflicts  of  Interest  Committee  also may require  the Access  Person to reverse the  trade(s)  in  question  and forfeit any profit or absorb any loss derived therefrom. In such cases,

         the amount of profit shall be  calculated  by the Conflicts of Interest

         Committee and shall be forwarded to a charitable  organization selected by the Conflicts of Interest  Committee.  No member of the Conflicts of

         Interest Committee may review his or her own transaction.

                  2.  Review.  Whenever  the  Conflicts  of  Interest  Committee

         determines that an Access Person has committed a violation of this Code that merits  remedial  action,  it will report no less  frequently than quarterly  to the  Boards of  Trustees  of the  applicable  GMO  Funds,

         information  relating to the investigation of the violation,  including any  sanctions  imposed.  The Boards of  Trustees  of the GMO Funds may modify such sanctions as they deem appropriate.  Such Boards shall have access to all  information  considered  by the  Conflicts  of  Interest

         Committee in relation to the case. The Conflicts of Interest  Committee may determine  whether or not to delay the  imposition of any sanctions pending review by the applicable Board of Trustees.

                   3. Review of Pre-Clearance Decisions.  Upon written request by any Access Person, the Conflicts of Interest Committee may review, and,

         if  applicable,  reverse any request  for  pre-clearance  denied by the

         Compliance Department (or a designee).

         C. Exceptions to the Code. Although exceptions to the Code will rarely,

if ever,  be granted,  the  Compliance  Department  may grant  exceptions to the requirements  of the Code on a case by case basis if the  Compliance  Department finds that the proposed conduct involves  negligible  opportunity for abuse. All such  exceptions  must be in  writing  and must be  reported  by the  Compliance

Department as soon as practicable to the Conflicts of Interest  Committee and to the  Boards of  Trustees  of the GMO  Funds at their  next  regularly  scheduled meeting after the exception is granted.

         D.       Compliance  Certification.  At least once a year, all Access

Persons will be required to certify that they have read, understand and complied with the Code and the Procedures.

E.                Inquiries  Regarding the Code. The Compliance  Department

will answer any questions  about this Code, the Proceduresor any other compliance-related matters.

V. BOARDS OF TRUSTEES APPROVALS

A.  Approval  of Code.  The Boards of  Trustees  of the GMO Funds,  including  a majority of the Trustees who are not  "interested  persons"  under the 1940 Act,

must approve the Code based upon a determination that it contains the provisions reasonably  necessary  to  prevent  Access  Persons  from  engaging  in  conduct prohibited by Rule 17j-1 under the 1940 Act.

         B.       Amendments  to Code.  The Boards of Trustees  of the GMO

Funds,  including  a majority  of the  Trustees  who are not "interested persons" under the 1940 Act, must approve any material  amendment to the Code or the Procedures  within six months of such change.


                 Appendix 1

                                   DEFINITIONS

          "Access Person" means:

          -------------

         (1)      every  trustee,  officer,  or member of  Grantham,  Mayo,

                  Van  Otterloo & Co. LLC,  GMO  Australia  Ltd.,  Renewable

                  Resources LLC, GMO Woolley Ltd., or any of the GMO Funds;

         (2)      every  employee  or on-site  consultant  of a GMO Entity (or a company in a control  relationship  with any of the foregoing)

                  who, in connection with his or her regular  functions,  makes,

                  participates in, or obtains information regarding the purchase or  sale  of a  Security  by a Fund or an  Account,  or  whose functions  relate to the  making of any  recommendations  with respect to such purchases or sales;

         (3)      every  natural  person  in a control  relationship  with a GMO

                  Entity  or a  GMO  Fund  who  obtains  information  concerning recommendations  made to a Fund or an Account  with  regard to the purchase or sale of a Security, prior to its dissemination or prior to the execution of all resulting trades;

         (4)      such  other  persons  as the Legal and  Compliance  Department shall  designate.  Initially,  the  Compliance  Department has designated  all  employees  and  on-site  consultants  of  GMO

                  Entities and all members of Grantham, Mayo, Van Otterloo & Co.

                  LLC as Access Persons.

Any  uncertainty  as to  whether an  individual  is an Access  person  should be brought  to the  attention  of the  Compliance  Department,  which will make the determination in all cases.

         "Beneficial  Interest" means the  opportunity,  directly or indirectly,

through any contract, arrangement, understanding,  relationship or otherwise, to profit,  or share in any profit  derived  from,  a  transaction  in the  subject

Securities.  An  Access  Person  is  deemed  to have a  Beneficial  Interest  in

Securities owned by members of his or her Immediate  Family.  Common examples of

Beneficial  Interest include joint accounts,  spousal  accounts,  UTMA accounts,

partnerships,  trusts and controlling interests in corporations. Any uncertainty as to whether an Access Person has a Beneficial Interest in a Security should be brought to the attention of the Legal and Compliance Department.  Such questions will be resolved in accordance  with, and this  definition  shall be subject to,

the  definition  of  "beneficial  owner"  found  in  Rules  16a-1(a)(2)  and (5)

promulgated under the Securities Exchange Act of 1934.

         "Code" means this Code of Ethics, as amended.

         "Compliance  Department" means the Legal and Compliance Department of

Grantham,  Mayo, Van Otterloo & Co. LLC.  Communications received  under this

Code to be  directed to the  Compliance  Department  in the first  instance should be directed to the  Compliance Officer.

         "Compliance Officer" means the Compliance Officer of Grantham, Mayo,

Van Otterloo & Co. LLC, Julie Perniola.

         "GMO  Active  Portfolio"  means any Fund or Account  that is managed by application of traditional  (rather than  quantitative)  investment  techniques,

which includes  International  Active,  Domestic  Active,  Emerging  Markets and

Global Equities.

         "GMO Account" and  "Account"  mean any  investments  managed for a U.S.

based client by a GMO entity, including private investment accounts, ERISA pools and unregistered pooled investment vehicles.

         "GMO  Entity"  means  Grantham,  Mayo,  Van  Otterloo  & Co.  LLC,  GMO

Australia Ltd., GMO Australia LLC, Renewable Resources LLC, or GMO Woolley Ltd.

         "Equivalent  Security"   means any Security issued by the same entity as

the issuer of a subject Security,  including options, rights, stock appreciation rights,  warrants,  preferred stock, restricted stock, phantom stock, bonds, and other  obligations of that company or security  otherwise  convertible into that security.

         "GMO Fund" and "Fund" mean an investment  company  registered under the

1940 Act (or a portfolio or series thereof,  as the case may be),  including GMO

Trust, for which any of the GMO Entities serves as an adviser or sub-adviser.

         "Immediate  Family" of an Access Person means any of an Access Person's spouse and minor  children who reside in the same  household.  Immediate  Family includes  adoptive  relationships  and any other  relationship  (whether  or not recognized by law) which the Compliance  Department determines could lead to the possible  conflicts of interest or appearances of impropriety which this Code is intended to prevent. The Compliance  Department may from time-to-time  circulate such expanded definitions of this term as it deems appropriate.

         "Procedures"  means the Master Personal Trading Policies and Procedures of Grantham,  Mayo,  Van  Otterloo & Co. LLC,  from  time-to-time  in effect and attached hereto as Appendix 2.

         "SEC" means the Securities and Exchange Commission.

         "Security"  shall have the meaning set forth in Section 2(a)(36) of the

1940 Act, except that it shall not include  securities  issued by the Government

of the United  States,   bankers'  acceptances,  bank  certificates  of  deposit,

commercial paper, high quality short-term debt instruments, including repurchase agreements,  and shares of registered  open-end  investment  companies,  or such other securities as may be excepted under the provisions of Rule 17j-1.

         "Securities  Transaction"  means a purchase  or sale of  Securities  in which  an  Access  Person  or a member  of his or her  Immediate  Family  has or acquires  a  Beneficial  Interest.  A  donation  of  securities  to a charity is considered a Securities Transaction.

Revised: February 17, 2000

         June 1, 2000

         January 1, 2001

         August 1, 2001

         March 1, 2002

--------

1 Capitalized words are defined in Appendix 1.

2 High  quality   short-term  debt  instrument  means any  instrument  that has a maturity  at  issuance of less than 366 days and that is rated in one of the two

highest  rating  categories  by  a  Nationally  Recognized   Statistical  Rating

Organization.  3 Portion of the  profits  that were locked in as a result of the transaction will be forfeited.


                                                                     APPENDIX A

         QUICK REFERENCE GUIDE TO PRE-CLEARANCE AND QUARTERLY REPORTING

Who and What is Subject to Pre-Clearance and Reporting?

         Purchasing,  selling  or writing  securities  (domestic  and  foreign),

     financial commodities or other investment  instruments of any kind that are

     traded  in any  public  or  private  market   must  be  pre-cleared,  unless

     specifically exempted below.

         Charity/Gifts  the practice of donating  securities  to charity is also subject to pre-clearance and quarterly reporting.

         All members, employees and on-site consultants of GMO, GMO Woolley Ltd.

     (London),  GMO Australia  Ltd.,  GMO Australia LLC,  Dancing  Elephant Ltd.

     (Berkeley)  and GMO  Renewable  Resources  LLC and  certain  other  related persons are subject to these rules.

         Any account owned by an employee, employee's spouse and minor children,

     and any other  account for which an  employee  controls,  or  substantially influences the investment decisions ("Covered Accounts").

         Discretionary  Accounts (when an employee has hired another  adviser to manage any Covered  Account on a  discretionary  basis) are also subject to pre-clearance and reporting unless other arrangements have been approved in advance by the legal department.

What is Exempt from Pre-Clearance and Quarterly Reporting?

         Open-end mutual funds and other open-end investment vehicles, including any of GMO's pooled vehicles

         Money  market-like  instrument  U.S.  Government  Securities or futures

         thereon  Trading  in  spot   currencies   Currency   Forward   Contracts

         Commodities and options and futures on commodities

(Note: financial commodity contracts are subject to pre-clearance and reporting)

 ----                                ---

         Mergers

         Tender Offers

         Exercise of Rights Offerings

         Dividend Investment Programs

         Transactions designated by the Conflict of Interest Committee

What is Exempt from Pre-Clearance but Subject to Quarterly Reporting?

         Futures and Related Options on commercially available broad based indexes

         Any  discretionary  accounts  (i) that have been  approved by the legal department  in  advance,  and (ii) for  which  employee  has  arranged  for quarterly  certification  from outsider manager stating that the individual

     (employee/spouse and/or minor children/account which employee controls) has not influenced the discretionary  manager's  decisions during the period in question.

         Exemption for De Minimus Purchases and Sales of Large Market Cap Stocks

     (does not include IP0s):  Purchases or sales of less than $25,000 of common stock of issuers whose market capitalization is greater than $5 billion. If an employee has any question as to whether a transaction qualifies for this exemption,  the question  should be directed to the legal  department.  For trades that  qualify for this  exemption  from  pre-clearance,  you will be asked to report the market capitalization of the security and the source of such information on your quarterly transaction report. You may utilize this exemption once per security during a pre-clearance  period. That is, if you have determined that your transaction qualifies for this exemption, you may engage in that transaction once during the five-day pre-clearance window.

         Municipal Bonds

         S&P Deposity Receipts

         Nasdaq 100 Index Shares

Basic Rule

         Other than as exempted  above,  all trades must be cleared  through the legal department.

How to Request Pre-Clearance

1)       Send a request via e-mail to the Personal Trading Request Mailbox in

         Outlook.

         Go to the File pull-down menu,  choose New, select Choose Form,  select

          Personal  Trading  from the list and click Open.  This will give you an

         e-mail form, which requires the following pertinent information:

*        FULL TITLE OF THE SECURITY(IES) YOU WOULD LIKE TO TRADE

*        WHETHER YOU INTEND TO BUY OR SELL THE SECURITY(IES)

*        CUSIP OR SEDOL

2)       The Compliance  Department  will seek approval from each trading area that may have interest in the  security(ies).  All requests are dealt with on an  anonymous basis.

3)       You will be notified as soon as possible whether approval was obtained or denied.

4)       If your proposed trade was denied, under no circumstance should you effect the trade.

5)       If your  proposed  trade has been  approved,  you have five  business days to effect such trade.  If you do not trade  within 5 business days of the issuance of pre-clearance, you must request pre-clearance again.

6)       In some cases, a request may be denied for a reason that is confidential.  An explanation is not required to be given for refusing any request.

What is the process for review of denied trades?

-----------------------------------------------

7)       Conflict of  Interest  Committee.  A Conflict  of  Interest  Committee,

         composed of Scott  Eston,  Forrest  Berkley  and Bill  Royer,  has been established to examine  situations where an employee would like to seek exception to pre-clearance  denial.  The Conflict of Interest Committee has the power to override  pre-clearance  denials  if, in its  absolute discretion,  it believes the proposed  activity is in no way fraudulent or manipulative.  Any employee who would like to bring a request before this Committee  should submit a request to the Personal Trading Request

         Mailbox.

                           THERE IS NO GUARANTEE THAT

               PRE-CLEARANCE WILL BE OBTAINED. THIS MAY MEAN THAT

               YOU WILL NOT BE ABLE TO SELL A SECURITY YOU OWN OR

                   PURCHASE FOR AN INDEFINITE PERIOD OF TIME.


                                                   QUARTERLY TRANSACTION REPORT

                                                    QUARTER ENDED JUNE 30, 2002

EMPLOYEE NAME:




---------------------- -------- ---------------- ------------ ------------- ------- --------------- --------------- ---------------

DATE OF TRANSACTION                                                                                                  FOR LARGE CAP

(FOR OPTIONS INCLUDE    BUY/                       CUSIP/                           NAME OF BROKER,  PRE-CLEARED BY EXEMPTION:

 DATE OF PURCHASE       SELL     FULL TITLE        SEDOL       QUANTITY      PRICE  DEALER OR BANK                  MARKET CAP

AND DATE OF EXERCISE)            OF SECURITY                                                                        SOURCE


---------------------- -------- ---------------- ------------ ------------- ------- --------------- --------------- ---------------

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

                             PLEASE NOTE THAT THE SEC AND GMO'S CODE OF ETHICS

                                   REQUIRE THAT THIS FORM BE COMPLETED BY THE

                                      10TH CALENDAR DAY FOLLOWING QUARTER END


                                                            Contact Persons

-------------------------------------------------------- -----------------------

Compliance Issues                                 Conflicts of interest Committee

-------------------------------------------------------- -----------------------

-------------------------------------------------------- -----------------------

Julie Perniola                                            Forrest Berkley

Kelly Donovan                                            Scott Eston

Kelly Butler-Stark                                       Bill Royer

-------------------------------------------------------- -----------------------

Note:  All requests for the Conflicts of Interest Committee should be submitted to the Personal Trading Request Mailbox (see Outlook

       address book).


                             APPENDIX D UNAVAILABLE


                      APPENDIX E

--------------------------------------------------------------------------------

From:                 on behalf of Access Person

Sent:                 Tuesday, October 01, 1996 4:02 PM

To:                   Personal Trading Request

Subject:              Title of Security

Account Holder:              Access Person

Cusip/Sedol:                 000000000

Employee Department:  Access Person's Department

Exchange:                    XXXX

Extension:                   Access Person's Extension

Security Type:                REIT, Non-REIT, Fixed, Etc.

Ticker:                      XXX

Type of Trade:               Buy/Sell/Option/Other


                                   APPENDIX F

                   ACKNOWLEDGMENT OF RECEIPT OF CODE OF ETHICS

         I hereby acknowledge  receipt of the Code of Ethics and Master Personal

Trading  Policies and  Procedures of Grantham,  Mayo,  Van Otterloo & Co. LLC. I

certify  that I have read,  understand  and  recognize  that I am subject to the provisions set forth in the Code of Ethics and Master Personal  Trading Policies

and Procedures.

                                   Name:  _________________________

                                            (please print)

                               Signature:  _________________________

                                    Date:  _________________________


APPENDIX G

            ANNUAL CERTIFICATION OF COMPLIANCE WITH THE CODE OF ETHICS

         I hereby certify that I have complied with the requirements of the Code of Ethics and Master Personal Trading Policies and Procedures and have disclosed or reported all  personal  securities  transactions  required to be disclosed or reported pursuant to the Code of Ethics and Master Personal Trading Policies and

Procedures.

                  -------------------------

                  (please print)

       Signature: _________________________

       Date:  _________________________


                                                                      APPENDIX H

                    Form Letter to Broker, Dealer or Bank

                                                       Date

Broker Name and Address

Subject:  Account # _________________

Dear ________________:

         Grantham,  Mayo,  Van  Otterloo & Co. LLC ("GMO"),  my  employer,  is a registered  investment  adviser. In connection with GMO's Code of Ethics you are requested to send duplicate  confirmations  of individual  transactions  for the referenced  account to my  employer.  If you have not  already  done so,  please address the confirmations directly to:

                                    Compliance - Personal Trades

                                    Grantham, Mayo, Van Otterloo & Co. LLC

                                    40 Rowes Wharf

                                     Boston, MA  02110

         Your  cooperation  is  most  appreciated.  If you  have  any  questions

regarding   this  request,   please  contact  me  at  (617)  330-7500  or  Kelly

Butler-Stark at (617) 790-5020.

                                                      Sincerely,

                                                     Name of Access Person

cc:  Kelly Butler-Stark


                                                                  Appendix 2

                 MASTER PERSONAL TRADING POLICIES AND PROCEDURES

                                    GMO TRUST

                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

                               GMO AUSTRALIA LTD.

                                GMO AUSTRALIA LLC

                                GMO WOOLLEY LTD.

                             RENEWABLE RESOURCES LLC

                               Dated March 1, 2002

         The  Investment  Company  Act of 1940  provides  that every  investment adviser must adopt a written  Code of Ethics  containing  provisions  reasonably necessary to prevent  persons with access to knowledge of any client  activities from engaging in trading that is fraudulent or manipulative. Further, investment advisers are obligated to use reasonable  diligence and to institute  procedures

reasonably   necessary  to  prevent  violations  of  the  Code.   Fraudulent  or

manipulative  practices are defined very broadly,  but over time the SEC's focus has been on three concerns:  1) front running, 2) usurping client  opportunities and 3) profiting or taking advantage of opportunities  that are presented solely as a result of the adviser's business for clients. These Policies and Procedures are intended to  summarize  in readily  understandable  form and  implement  the personal  trading  policies  established  by the Code.  Persons  subject  to the provisions  of the Code are also  required  to read the Code and  certify to the same. It should be noted that the Code contains  certain other  provisions  with respect to  standards  of  ethical  conduct in  addition  to those  specifically relating to personal trading.

         Fraudulent or deceptive trading (as so defined) is unlawful  regardless of whether a client can demonstrate harm. Further, GMO can be sanctioned for not having  sufficient  procedures,  even if no violations occur.  Therefore,  it is important  that these  procedures be taken  seriously.  Failure to adhere to the procedures will result in disciplinary sanction.

1.       What is subject to disclosure upon commencement of employment and annually?

         ----------------------------------------------------------------------

o             Covered  Accounts:  Identification  of all  persons,  entities and accounts  which you,  your spouse or minor  children  own, or over which you exercise control or substantially  influence  investment decisions ("Covered Accounts").

o        Discretionary Advisors:  The name(s) of any discretionary advisors that

         ----------------------

          manage Covered Accounts on your behalf.

o        Brokerage Relationships:  Identification and contact information for

        -----------------------

        all brokerage and other investment transaction accounts used by any

        Covered Account.

o Corporate or other  Directorships/Officers  Positions:  You must  disclose all corporate or other directorships or officer positions held by you.

o Holdings:  Any ownership of covered  securities  (excluding shares of open-end mutual funds).

         Note:  See Attached Disclosure Form

2.       Who and What is subject to Pre-Clearance and Reporting?

         ------------------------------------------------------

o             Purchasing,   selling  or   writing   securities   (domestic   and

              international),   financial   commodities   or  other   investment

              instruments  of any kind that are  traded in any public or private market must be pre-cleared, unless specifically exempted below.

o             All members, employees and on-site consultants of GMO, GMO Woolley

              Ltd.  (London),   GMO  Australia  Ltd.,  GMO  Australia  LLC,  and

              Renewable   Resources  LLC  and  all  other  persons  meeting  the

              definition  of "Access  Persons"  in the Code are subject to those rules. Any questions in this regard should be immediately directed to the Compliance  Department.  The term "employee" is used herein to refer to all persons described in this paragraph.

o             Any  account  owned by an  employee,  employee's  spouse and minor children, and any other account for which an employee controls, or

              substantially   influences  the  investment   decisions  ("Covered

              Accounts").

o             Discretionary Accounts (when an employee has hired another adviser to manage any Covered Account on a  discretionary  basis) are also

               subject  to   pre-clearance   reporting   unless  the   Compliance

              Department has approved other arrangements in advance.

3.       What is the process for review of denied trades?

         -----------------------------------------------

         Conflicts of Interest  Committee.  A Conflicts  of Interest  Committee,

         composed of Scott  Eston,  Forrest  Berkley  and Bill  Royer,  has been established to examine  situations where an employee would like to seek exception to pre-clearance  denial. The Conflicts of Interest Committee has the power to override  pre-clearance  denials  if, in its  absolute discretion,  it believes the proposed  activity is in no way fraudulent or manipulative.  Any employee who would like to bring a request before this Committee  should submit a request to the Personal Trading Request

         Mailbox.

4.       What is Exempt from Pre-Clearance and Reporting?

         -----------------------------------------------

o        Open-end mutual funds and other open-end investment vehicles, including any of GMO's pooled vehicles

o        Money market-like instruments

o        Commercial paper and high quality short-term debt instruments1,

          including repurchase agreements

o        U.S. Government Securities or futures thereon

o        Trading in spot currencies

o        Currency Forward Contracts

o        Commodities and options and futures on commodities (Note: financial commodity contracts are subject to pre-clearance and reporting)

o        Certain Corporate Actions (see Section II(c)(1)(a))

o        Exercise of Rights Offerings

o        Dividend Investment Programs

o        Miscellaneous (see Section II(c)(1)(b))

5.       What is Exempt from Pre-Clearance but Subject to Reporting?

         ----------------------------------------------------------

o        Charity/Gifts.  The practice of donating securities to charity is subject to quarterly transaction reporting and annual holdings disclosure.

o        Futures and Related Options on commercially available broad based indexes.

o        Municipal Bonds

o        NASDAQ 100 Index Shares (QQQ)

o        S&P Depository Receipts (SPY)

o             Any  discretionary  accounts  (i) that have been  approved  by the

              Compliance  Department  in advance,  and (ii) for which  employees arranged for quarterly certification from outsider manager stating that the individual (employee/spouse and/or minor children/account which  employee  controls) has not  influenced  the  discretionary manager's decisions during the period in question.

o             Exemption  for De Minimus  Purchases and Sales of Large Market Cap

              Stocks  (does not include  IP0s):  Purchases or sales of less than

              $25,000 of common stock of issuers whose market  capitalization is greater  than $5 billion.  If an employee  has any  question as to whether a transaction  qualifies for this exemption,  the question should be directed to the Compliance  Department.  For trades that qualify for this exemption from  pre-clearance,  you will be asked to report the market capitalization of the security and the source of such information on your quarterly  transaction report. You may utilize this  exemption once per security  during a  pre-clearance period.  That is, if you have  determined  that  your  transaction qualifies for this exemption,  you may engage in that  transaction once during the five-day pre-clearance window.

6.       How to Request Pre-Clearance

          A Quick  Reference  Guide to the procedures is set forth in Appendix A.

Employee must send all requests to the Personal  Trading  Request  Mailbox.  All requests are pursued on an anonymous basis. The employee is notified, as soon as

possible,  whether   approval was obtained or denied.  If the proposed  trade was denied,  under no  circumstance  should the  employee  effect the trade.  If the proposed  trade has been  approved,  the employee has five (5) business  days to effect such trade. If the trade is not executed within five (5) business days of the issuance of pre-clearance, the employee must request pre-clearance again.

         Generally, requests to buy or sell a security will be denied if any GMO client or product (a) has purchased or sold that security within 3 calendar days prior to the date of the request or (b) is considering the security for purchase or sale  within  15 days  after  the  date of the  request.  Requests  to sell a security  short will be denied for the same  reasons and also if the security is owned by any of GMO's Active Portfolios.

7.       Quarterly Reporting

         All members,  employees and on-site  consultants will receive a form at each quarter-end on which they are required to report all trades effected during the quarter.  Forms are to be completed  within 10 calendar days of  quarter-end and returned to Quarterly  Transaction  Reports  (centralized  mail  location in

Legal/Compliance).  Employees who do not have any trading activity to report for the given  quarter are still  required to indicate  this,  sign,  and return the form.

See Appendix A "Quick Reference Guide to Pre-Clearance and Quarterly  Reporting"

and Appendix B "Quarterly Reporting Form".

8.       Special Rules for Certain Investment Practices

o             Initial Public Offerings - Prohibited  unless  compliance  officer determines,  based upon information  provided with a pre-clearance request,  that an  offering  is  accessible  to general  investing public.  Determination of public  accessibility  qualifies for the

              Conflicts of Interest Committee.

o Private  Placements -  Prohibited,  but qualify for review by the Conflicts of

Interest Committee.

o        Options on Securities - Purchasing Options:

         ---------------------

                  (Degree) If the purchase or sale of the underlying security is subject to pre-clearance and/or reporting, the same applies to the purchase of an option on such  security  (i.e.  options on

                  U.S. Government  securities would be exempt from pre-clearance and reporting).

                  (Degree)  The  exercise  of a  purchased  option  must also be pre-cleared and reported, unless the option is expiring.

                  (Degree) Any  offsetting  transaction  or  transaction  in the underlying security must be separately pre-cleared and

                  reported.

                  Writing Options:

                  (Degree) If the purchase or sale of the underlying security is subject to pre-clearance and/or reporting, the same applies to the practice of writing of an option on such security.

                   (Degree) The exercise of a written option (by the other party)

                  need not be pre-cleared or reported.

                  (Degree) Any  offsetting  transaction  or  transaction  in the underlying security must be separately pre-cleared and

                  reported.

         The  following  transactions  with  respect  to options  implicate  the

Short-Term Profiting provision set forth below.

                  Purchasing a Call

                  (Degree) Closing out the call position (exercising your rights under the option) within 60 days from the date the option was purchased.

                  (Degree)  Selling the underlying  security within 60 days from the date the option was purchased.

                   (Degree)  Selling a put on the underlying security within 60 days from the date the option was purchased.2

                  (Degree)  Writing a call on the underlying  security within 60 days from the date the option was purchased.2

                  Purchasing a Put

                  (Degree) Closing out the put position  (exercising your rights under the option) within 60 days from the date the option was purchased.

                  (Degree)  Buying the underlying  security  within 60 days from the date the option was purchased.

                  (Degree)  Selling a call on the underlying  security within 60 days from the date the option was purchased.2

                  (Degree)  Writing a put on the underlying security within 60 days from the date the option was purchased.2

                  Writing a Call

                  (Degree)  Purchasing a call on the underlying  security within

60 days from the date the option was sold.2

                  (Degree)  Buying the underlying  security  within 60 days from the date the option was sold.

                  (Degree)  Selling a put on the underlying security with 60 days from the date the option was sold.2

                  Writing a Put

                  (Degree)  Purchasing a put on the underlying security within

60 days from the date the option was sold.2

                  (Degree)  Selling the underlying  security within 60 days from the date the option was sold.

                  (Degree)  Selling a call on the  underlying  security  with 60 days from the date the option was sold.2

o             Short-Term Profiting - All employees are prohibited from profiting from the  purchase  and sale or sale and  purchase  of the same or equivalent  securities  within 60  calendar  days.  If an employee engages in this practice,  any profits earned shall be surrendered to charity, to be approved by the Conflicts of Interest Committee.

              The following securities are not subject to this prohibition:

o        Mutual Funds;

o        U.S. Government Securities;

o        Money Market Instruments;

o        Currencies and Forward Contracts thereon;

o        Commodities and options and futures on commodities;

o        Securities acquire through the exercise of Rights Offerings;

o        Municipal Bonds;

o        NASDAQ 100 Index Shares (QQQ); and

o        S&P Depository Receipts (SPY);

o             Short Selling of Securities - All  employees are  prohibited  from the practice of short selling  securities  that are held in Active

              Portfolios   (International  Active,   Domestic  Active,  Emerging

              Markets and Global Equities).  This prohibition does not extend to the activity of shorting  futures that are traded on  commercially available broad -based indexes. Employees are also prohibited from short selling  securities  that are owned by accounts within their

              own  area,  even  if  their  area  is   quantitatively   (and  not

              "actively")  managed.   The  Compliance   Department  will  review

              holdings  upon a short sale  pre-clearance  request  to  determine whether an Active  Portfolio  holds the  security  and  whether an account managed by the employee's area holds the security.

o             Insider  Trading,   Market   Manipulation,   etc.  -  Transactions

              involving  the use of material  non-public  information;  that are intended to manipulate the price of or to create the appearance of trading in a security;  or that are  otherwise  designated  by the

              Compliance  Department as inappropriate  are prohibited and do not qualify for the Conflicts of Interest Committee.

9.       Brokerage Statements

         All employees are required to disclose to the Compliance Department all their  brokerage  accounts  and  relationships  and to require  such  brokers to forward copies of confirmations of account transactions.

10.      Violations

         Violation  of these  policies  can  result in  sanctions  ranging  from reprimand,  disgorgement  of  profits,  suspension  of  trading  privileges  and termination of employment or relationship with GMO.


11.      Annual Affirmation and Attestation

         On an annual basis, all employees will be required to certify that they have read, understand and complied with the above policies and procedures.

Revised: February 17, 2000

         June 1, 2000

         January 1, 2001

         August 1, 2001

         March 1, 2002

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1 High  quality  short-term  debt  instrument  means any  instrument  that has a maturity  at  issuance of less than 366 days and that is rated in one of the two

highest  rating  categories  by  a  Nationally  Recognized   Statistical  Rating

Organization.  2 Portion of the  profits  that were locked in as a result of the transaction will be forfeited.